UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009

                 CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.  Other Events.

On February 10, 2009, Chesapeake Energy Corporation (the “Company”) issued a press release announcing a public offering of an additional $300 million of its existing 9.50% Senior Notes due 2015 (The “Senior Notes”).  A copy of this press release is filed herewith as Exhibit 99.1.

On February 11, 2009, the Company issued a press release announcing the pricing of its previously announced offering of the additional Senior Notes.  This press release also announced that the offering size had been increased to $425 million from the previously announced offering size of $300 million.   A copy of the press release is filed herewith as Exhibit 99.2.

On February 11, 2009, the Company and its guarantor subsidiaries also entered into an Underwriting Agreement with Banc of America Securities LLC and Deutsche Bank Securities Inc. relating to the public offering of additional Senior Notes described above.  A copy of the Underwriting Agreement is filed herewith as Exhibit 99.3.

On February 17, 2009, the Company completed the public offering of $425 million principal amount of the Senior Notes.  The Senior Notes offering was made pursuant to a registration statement on Form S-3 (No. 333-156979) of the Company and its guarantor subsidiaries. The registration statement was automatically effective upon filing on January 27, 2009. A prospectus supplement dated February 11, 2009 to the base prospectus dated January 27, 2009 forming a part of the registration statement was filed on February 12, 2009 with the Securities and Exchange Commission (the "SEC") under Rule 424(b)(2) of the Securities Act of 1933, as amended. An opinion of counsel related to such registration statement and the Senior Notes offering is filed herewith as Exhibit 5.1.

The Senior Notes were issued on February 17, 2009 under an Indenture dated as of February 2, 2009 among the Company, certain of the Company's subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the First Supplemental Indenture thereto dated as of February 10, 2009.  The Indenture is incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2009 and the First Supplemental Indenture is filed herewith as Exhibit 4.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:                      February 17, 2009

EXHIBIT INDEX

Exhibit No.	Document Description

4.1
Indenture dated as of February 2, 2009 among Chesapeake Energy Corporation, as issuer, the subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the 9.50% Senior Notes due 2015 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2009.)

4.2*
First Supplemental Indenture dated as of February 10, 2009 to Indenture dated as of February 2, 2009 among Chesapeake, as issuer, its subsidiaries signatory thereto, as Subsidiary Guarantors, and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the 9.50% senior notes due 2015.

5.1*	Opinion Letter of Bracewell & Giuliani LLP

99.1*	Press release dated February 10, 2009 announcing offering of additional 9.50% Senior Notes due 2015

99.2*	Press release dates February 11, 2009 announcing pricing of offering of additional 9.50% Senior Notes due 2015

99.3*
Underwriting Agreement dated as of February 11, 2009 by and among Chesapeake Energy Corporation, the subsidiary guarantors party thereto, Banc of America Securities LLC and Deutsche Bank Securities, Inc.

*  Filed herewith.